                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                CAMINOSOFT CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:


           ---------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:


           ---------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


           ---------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:


           ---------------------------------------------------------------------

       (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:


           ---------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:


           ---------------------------------------------------------------------

       (3) Filing Party:


           ---------------------------------------------------------------------

       (4) Date Filed:


           ---------------------------------------------------------------------

                                CAMINOSOFT CORP.
                          600 Hampshire Road, Suite 105
                       Westlake Village, California 91361

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       To Be Held on Monday, April 8, 2002


        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CaminoSoft Corp. (the "Company") will be held at the principal executive offices of the Company, located at 600 Hampshire Road, Suite 105, Westlake Village, California, on Monday, April 8, 2002 at 3:00 p.m. P.S.T. for the following purposes, as more fully described in the attached Proxy Statement.

        1. To elect five members of the Board of Directors to serve until the next annual meeting of shareholders;

        2. To ratify the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending September 30, 2002; and

        3. To consider such other matters and transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not currently aware of any other business to come before the Annual Meeting.

        The Board of Directors has fixed the close of business on February 8, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

        Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.



                                        By Order of the Board of Directors

                                        Stephen Crosson
                                        Secretary

March 1, 2002
Westlake Village, California

                                CAMINOSOFT CORP.
                          600 HAMPSHIRE ROAD, SUITE 105
                       WESTLAKE VILLAGE, CALIFORNIA 91361

                         ANNUAL MEETING OF SHAREHOLDERS

                                 PROXY STATEMENT

                                  INTRODUCTION

        This Proxy Statement is furnished to the shareholders of CaminoSoft Corp., a California corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company to be held on Monday, April 8, 2002 and any and all adjournments thereof (the "Annual Meeting").

        Shareholders of the Company will consider and vote upon the following proposals: (i) to elect five directors of the Company until the next annual meeting of shareholders; (ii) to ratify the selection of BDO Seidman LLP as independent auditors for the fiscal year ending September 30, 2002; and (iii) to consider and transact such other business as may properly come before the Annual Meeting (collectively, the "Proposals").

        A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted in accordance with the recommendations of the Board of Directors, including a vote in favor of the Proposals, unless a contrary instruction is indicated on the Proxy, in which case the Proxy shall be voted in accordance with such instructions. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted for the Proposals. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THE PROXY CONFERS DISCRETIONARY AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

        Any proxy given may be revoked at any time prior to the exercise thereof by filing with Stephen Crosson, Secretary of the Company, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such shareholder so desires.

        It is contemplated that the solicitation of proxies will be made primarily by mail. Should it however appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, telegraph, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the shares and will reimburse them for their expense in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about March 1, 2002.


                                VOTING SECURITIES

        Only holders of record of the Company's voting securities at the close of business on February 8, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding the following securities, the holders of which are entitled to vote at the Annual Meeting: 9,835,671 shares of the Company's Common Stock ("Common Stock"). Each share of Common Stock that was issued and outstanding on the Record Date is entitled to one vote at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes entitled to be cast by all shareholders will constitute a quorum for the transaction of business at the Annual Meeting.

        Shareholders may cumulate their votes with respect to the election of directors of the Company if one or more shareholders gives notice at the Annual Meeting, prior to voting, of an intention to cumulate votes for a nominated director. A shareholder may cumulate votes by casting for the election of one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or by distributing his votes on the same principal among as many candidates as he sees fit. If a proxy is marked "FOR" the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors.


                        PROPOSAL 1. ELECTION OF DIRECTORS

        At the Annual Meeting, five directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. All nominees have consented to being named herein and have agreed to serve if elected. The names of such nominees are as follows:

                                    Robert Pearson
                                    Walter Kornbluh
                                    Norman Baker
                                    Steven Spector
                                    Robert Degan

        Management proxies will be voted FOR the election of all of the above named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. If cumulative voting is utilized, the proxy holders intend to distribute the votes represented by each proxy, unless such authority is withheld, among the five nominees named, in such proportion as they see fit. Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If, for any reason, any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.


                                 PROPOSAL NO. 2
                        SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors, acting on the recommendation of its Audit Committee, has selected the firm of BDO Seidman, LLP, which has served as independent auditors of the Company since 1998, to conduct an audit, in accordance with generally accepted auditing standards, of the Company's financial statements for the fiscal year ending September 30, 2002 (the "Auditor Proposal"). A representative of that firm is expected to be present at the meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered by the Board, although the Board will not be required to select different independent auditors for the Company. Unless otherwise instructed on your signed proxy, it will be voted FOR ratification of the selection of BDO Seidman, LLP. The approval of the Auditor Proposal requires the affirmative note of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Any shares not voted on the Auditor Proposal (whether by abstention or broker non-votes) will have the same effect as votes against the Auditor Proposal.

        THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.


                        MEETINGS; ATTENDANCE; COMMITTEES

        During the fiscal year ended September 30, 2001, the Board of Directors of the Company met eight times. No incumbent member who was a director during the past fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors

        The Board has an Audit Committee. The duties of the Audit Committee include (i) recommending to the Board the engagement of the independent auditors, (ii) reviewing the scope and results of the yearly audit by the independent auditors, (iii) reviewing the Company's system of internal controls of procedures, and (iv) investigating when necessary matters relating to the audit functions. It reports to the Board concerning its activities. The current members of this Committee are Messrs. Baker, Spector and Degan.

        The Board also has a Compensation Committee. The Compensation Committee makes recommendations to the Board concerning compensation and other matters relating to employees. The Committee also grants options under, and administers, the Company's Stock Option Plan. The current members of the Committee are Messrs. Pearson, Baker and Spector.


                             AUDIT COMMITTEE REPORT

        Each member of the Audit Committee is an independent director as defined by the NASD Rules. The Committee has adopted a written charter, which has been approved by the Board of Directors, and which is set forth in Appendix A to this Proxy Statement. The Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. BDO Seidman, LLP, the Company's independent auditors for the fiscal year ended September 30, 2001, are responsible for expressing an opinion on the conformity on the Company's audited financial statements with generally accepted accounting principles. The Committee has discussed with BDO Seidman, LLP the matters that are required to be discussed by the Statement on Auditing Standards No. 61 (Communication With Audit Committees). BDO Seidman, LLP has provided to the Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed with BDO Seidman, LLP that firm's independence. The Committee also considered whether BDO Seidman, LLP's provision of non-audit services to Company is compatible with BDO Seidman, LLP's independence.

        Based on the considerations referred to above, this Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10K-SB for the fiscal year ended September 30, 2001.

        The foregoing report is provided by the following independent directors who constitute the Committee:

Dated:  February 22, 2002                         Norman Baker
                                                  Steven Spector
                                                  Robert Degan


                            MANAGEMENT OF THE COMPANY

        Set forth below is certain information with respect to the directors and executive officers of the Company.

        As of February 22, 2002, the directors and executive officers of the Company are as follows:

             Name                           Age                 Position
             ----                           ---                 --------
        Norman Baker                         60                 Director

        Robert Pearson                       66                 Director

        Steven Spector                       55                 Director

        Robert Degan                         62                 Director

        Walter Kornbluh                      70         Chief Executive Officer
                                                       and Chairman of the Board

        Stephen Crosson                      42          Vice President, Chief
                                                           Operating Officer,
                                                        Secretary and Treasurer

        Norman Baker. Mr. Baker a U.K. national, joined the Company in January 1994 as Managing Director of Interscience Computer Corporation-PLC. Mr. Baker was elected to the Company's board in March 1995. In 1998 Mr. Baker purchased Interscience PLC from the Company and continues to distribute high speed printing consumables throughout Europe.

        Robert Pearson. Mr. Pearson who became a director in 1997, has been associated with Renaissance Capital Group ("RCG") since April 1994. RCG is the Investment advisor of the largest shareholders of the Company. Presently, Mr. Pearson serves as a Senior Vice President and Director of Corporate Finance of RCG. He served as Executive Vice President of the Thomas Group from May 1990 to March 1994. For 25 years, Mr. Pearson held various senior management positions at Texas Instruments, including Vice President of Finance from October 1983 to June 1985. Mr. Pearson holds directorships in the following companies: Poore Brothers, which manufacture and distribute snack food products, Advanced Power Technology, Inc., a power semiconductor manufacturer and eOriginal, Inc., a developer of technology and software for creation of electronic contracts

        Steven Spector. Mr. Spector became a director in February 2000. Since 1971, Mr. Spector has practiced finance, banking and corporate reorganization law, currently in the Los Angeles Office of Jeffer, Mangels, Butler & Marmaro and prior to that as a partner in the international firm of McDermott, Will & Emery. In addition to practicing law, Mr. Spector is a partner in the investment group of LBS Investments, LLC, and a trustee of The Joseph B. Gould Charitable Foundation. Mr. Spector has lectured and taught extensively in his legal specialties of finance, banking and corporate reorganization.

        Robert Degan. Mr. Degan became a director in January 2001. From 1989 to 1996, Mr. Degan was President and Chief Executive Officer of Tylink Corporation, a private company, which designs, manufactures and markets digital access products. From 1997 to 1998, Mr. Degan was Chairman, President and Chief Executive Officer of Summa Four Inc., a public company, which is a leading provider of switching platforms. In November, 1998, Summa Four was acquired by Cisco Systems and, from that date to December 31, 1999, Mr. Degan was General Manager of the Summa Four Subsidiary. From January, 2000 to the present, Mr. Degan has been a private investor.

        Walter Kornbluh. Mr. Kornbluh joined the Company in May 1997 and became a director in April 1998. Mr. Kornbluh is a licensed Certified Public Accountant in the States of California and New York. For the past 10 years he has been the President and majority owner of Workout Specialist Inc., a firm that specializes in assisting companies with financial problems. He spent 17 years as President of Marathon Office Supply, Inc., a public company whose stock was listed on the American Stock Exchange.

        Stephen Crosson. Mr. Crosson joined the Company in March 1985 and was manager of accounting and government contracts and logistics. In September 1989, Mr. Crosson became a financial analysis officer with First Interstate Banks Controller's office. In March 1992, Mr. Crosson returned to the Company as Director of Operations. In April 1995, he became Vice President of Operations. In January of 1997, Mr. Crosson became Corporate Secretary and in April 1998 he became Chief Operating Officer and Treasurer.

DIRECTOR COMPENSATION

        Directors do not receive any annual compensation. Outside directors receive $1,000 each for each meeting attended and reimbursement for out-of-pocket expenses for attending meetings. Mr. Pearson has waived the meeting fees.

COMPLIANCE WITH SECTION 16(a)

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other equity securities of the Company, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the best of the Company's knowledge (based solely upon a review of the Form 3, 4 and 5 filed), no officer, director or 10% beneficial shareholder failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

                       COMPENSATION OF EXECUTIVE OFFICERS


EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid by the Company for its fiscal years ended September 30, 2001, 2000 and 1999 to its Chief Executive Officer and Chief Financial Officer (the "Named Executive Officers"). No other executive officer received compensation which exceeded $100,000 for the fiscal year ended September 30, 2001.

                             ANNUAL COMPENSATION(1)

                                 FISCAL YEAR                                        ALL
          NAME AND                  ENDED                                          OTHER
     PRINCIPAL POSITION         SEPTEMBER 30,       SALARY        BONUS         COMPENSATION
     ------------------         -------------       ------        -----         ------------
Walter Kornbluh,                     2001          $150,000         --                --
Chief Executive                      2000          $150,000         --           $90,000(1)
Officer and Chairman of              1999          $150,000         --                --
the Board

Stephen Crosson,                     2001          $120,000         --                --
Vice President, Secretary            2000          $120,000         --           $60,000(1)
and Treasurer                        1999          $120,000         --                --

(1) Dollar value for 45,000 shares of common stock issued to Mr. Kornbluh and 30,000 shares of common stock issued to Mr. Crosson, as part of the March 2000, private placement.

                              OPTION GRANTS IN 2001

        The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year ended September 30, 2001.

                                                  Percentage of
                                  Number of       Total Options     Average
                                 Securities        Granted to       Exercise
                                 Underlying       Employees in     Price Per
     NAME                    Options Granted(1)        2001          Share     Expiration Date
     ----                    ------------------   -------------    ---------   ---------------
Walter Kornbluh                   180,000             31.52%          $1.55      12/08/2009

Stephen Crosson                   120,000             21.01%          $1.55      12/08/2009

(1) Options were granted under the year 2000 Employee Stock Option Plan and are exercisable for common stock of CaminoSoft Corp.


                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

                                              Number of Securities             Value of
                                             Underlying Unexercised    Unexercised in the Money
                      Shares                  Options at Year-End         Options at Year-End
                     Acquired     Value     ------------------------- -------------------------
Name                On Exercise  Realized   Exercisable Unexercisable Exercisable Unexercisable
----                -----------  --------   ----------- ------------- ----------- --------------
Walter Kornbluh         --          --         92,000        --         $156,400       --

Stephen Crosson         --          --         48,000        --         $ 81,600       --

        There were no options exercised by the named executive officer during fiscal year 2000.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 1, 2002 by (I) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's directors; (iii) the named Executive Officers; and (iv) executive officers and directors of the Company as a group:

                                                             COMMON STOCK(1)
                                                   ----------------------------------
                                                   NUMBER OF           PERCENTAGE OF
          NAME AND ADDRESS(2)                       SHARES             OUTSTANDING(3)
          -------------------                      ---------           --------------
Frank J. LaChapelle(4) ..................            835,000                 8.5

Robert Pearson(5) .......................                 --                 --

Robert Degan ............................             78,000(11)             --

Norman Baker ............................            102,500(6)              --

Steven Spector ..........................            122,000(10)             --

Walter Kornbluh .........................          1,309,200(8)             11.9

Stephen Crosson .........................            924,400(9)              8.7

Renaissance Capital Growth & Income
Fund III, Inc.
8080 N. Central Expressway
Suite 210
Dallas, Texas 75206 .....................          3,023,333(7)             29.0

Renaissance US Growth &
Income Trust PLC
8080 N. Central Expressway
Suite 210
Dallas, Texas 75206 .....................          2,041,667                20.7

All executive officers and directors as a
group (6 persons) .......................          2,536,100                21.2


--------------

(1) As used herein, the term beneficial ownership is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power and/or sole or shared investment power subject to community property laws where applicable.

(2) Except as indicated, the address of each person is c/o the Company at 600 Hampshire Road, #105, Westlake Village, California 91361.

(3)  Based on 9,835,671 shares of Common Stock outstanding as of February 8,
     2002.

(4) All shares are held in the LaChapelle Family Trust with respect to which Mr. LaChapelle exercises voting and investment power.

(5) Does not include any shares owned by the Renaissance funds. Mr. Pearson is an executive officer of RCG and the Renaissance funds.

 (6) Includes four year non-qualified options from the Company to purchase 65,000 shares at $3.63 per share.

 (7) According to Schedule 13D, dated September 13, 1994, filed with the Commission, RCG is the investment advisor of Renaissance Capital Growth & Income Fund III, Inc. (the "Fund"). The Fund owns 2,458,333 shares of the Company's Common Stock and has three year warrants to purchase 500,000 shares of Common Stock at $1.00 per share and four year options to purchase 65,000 shares at $3.63 per share.

 (8) Includes currently exercisable options to purchase 300,000 shares from RCG at $2.00 per share and 120,000 shares from Frank LaChapelle at $3.00 per share and 82,200 shares from LaJolla Cove Investors for $1.80 per share and 12,000 shares from the Company at $.56 per share, 180,000 shares from the Company at $3.87 per share, 90,000 shares from the Company at $5.00 per share, 90,000 shares from the Company at $6.50 per share, 90,000 shares from the Company at $7.50 per share and 180,000 shares from the Company at $1.55 per share.

 (9) Includes currently exercisable options to purchase 200,000 shares from RCG at $2.00 per share and 80,000 shares from Frank LaChapelle at $3.00 per share and 54,800 shares from LaJolla Cove Investors at $1.80 per share and 48,000 shares from the Company at $.56 per share, 120,000 shares from the Company at $3.87 per share, 60,000 shares from the Company at $5.00 per share, 60,000 shares from the Company at $6.50 per share, 60,000 shares from the Company at $7.50 per share and 120,000 shares from the Company at $1.55 per share.

(10) Includes four year non-qualified stock options from the Company for 65,000 shares at $3.63 per share.

(11) Includes four year non-qualified options from the Company to purchase 65,000 shares at $3.63 per share.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During fiscal 2000, the Company paid $32,000 in consulting fees to a firm owned by Walter Kornbluh, the Company's Chairman of the Board.


SUBMISSION OF SHAREHOLDER PROPOSALS

        Shareholders are advised that any shareholder proposal, including nominations to the Board of Directors, intended for consideration at the 2003 Annual Meeting must be received by the Company no later than November 8, 2002 to be included in the proxy materials for the 2002 Annual Meeting. It is recommended that shareholders submitting proposals direct them to Stephen Crosson, Secretary of the Company, and utilize certified mail, return receipt requested in order to ensure timely delivery.


ANNUAL REPORT TO SHAREHOLDERS

        The Annual Report to Shareholders for the fiscal year ended September 30, 2001 is being mailed to the shareholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation materials.

OTHER MATTERS

        The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.



                                   By Order of the Board of Directors

                                     CHARTER
                     OF THE AUDIT COMMITTEE OF THE BOARD OF
                       DIRECTORS OF CAMINOSOFT CORPORATION

                 ADOPTED BY BOARD OF DIRECTORS ON APRIL 16, 2001

--------------------------------------------------------------------------------

        1.     Purpose.

               The function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to the public; the Company's systems of internal controls relating to finance, accounting and ethics; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial and accounting policies, procedures and practices.

               The Committee's primary duties and responsibilities are to:

               (i) Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

               (ii) Review and appraise the audit efforts of the Company's independent auditors and internal auditor; and

               (iii) Provide an open avenue of communication among the independent auditors, senior management, the internal auditor and the Board of Directors.

The Committee will fulfill these responsibilities by carrying out the activities enumerated in this Charter.

        2.     Membership Requirements.

               (a) The Committee shall consist of three (3) members. Committee members shall be elected by the Board at the annual organizational meeting of the Board, and the Chairman shall be designated by the Board.

               (b) Each member of the Committee shall be "Independent" within the meaning of Rule 4200(a)(15) of the NASD's listing standards.

               (c) Each member of the Committee shall be "financially literate", as this qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.


                                   Appendix A

               (d) At least one member of the Committee must have accounting or related financial management expertise, as the Board of Directors interprets this qualification in its business judgment.

        3.     Meetings.

               All actions of the Committee shall be taken, and each review by the Committee shall be conducted, at a meeting. Meetings shall be held at the principal office of the Corporation or at such other place as the Committee members may agree at a date and time to be determined by the Chairman in consultation with the other members. A majority of the members of the Committee shall constitute a quorum at meetings. A member not at the designated place of a meeting may participate in the meeting by conference telephone and a member who so participates shall be deemed to be present at the meeting.

        4.     Responsibilities of the Committee.

               The Committee shall:

               (i) Recommend to the Board the engagement, retention, or discharge of the independent auditors;

               (ii) Prior to the commencement of each annual audit, review the engagement of the independent auditors, the scope and timing of the audit, any services other than audit services to be rendered, and the compensation to be paid;

               (iii) Review and discuss with the independent auditors upon completion of their annual audit:

                     (a) the audited financial statements;

                     (b) their proposed report;

                     (c) their perception of the Company's financial and accounting personnel;

                     (d) the cooperation the independent auditors received from the Company's personnel during the audit;

                     (e) the extent to which the Company's resources were and should be used to minimize the time spent by the independent auditors;

                     (f) any significant transactions which are not a normal part of the Company's business;

                     (g) the choice of accounting principles and any changes in accounting principles and practices utilized by the Company;

                     (h) all significant adjustments;

                     (i) the adequacy of the internal financial controls and management reporting systems; and

                     (j) any recommendations the independent accountants may have with respect to any matters;

               (iv) Annually review with the independent auditors and with the Company's chief financial officer (and other appropriate personnel) the Company's policies and procedures with respect to internal auditing, accounting and financial controls;

               (v) Discuss with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61;

               (vi) Review and discuss the audited financial statements with management;

               (vii) Make recommendations to the Board of Directors whether the audited financial statements for a fiscal year should be included in the Company's Annual Report for that year;

               (viii) Prepare the report required by the Rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

               (ix) Review with management at least annually the internal accounting and audit procedures, all recommendations made by the internal staff, the internal auditor or the independent auditors, and the extent to which such recommendations have been implemented;

               (x) At least annually meet separately with management, the internal auditor and the independent auditors to discuss any matters each believes should be discussed privately;

               (xi) Direct the independent auditors to perform such supplemental reviews and audits as the Committee deems appropriate;

               (xii) Direct and supervise investigations into matters within the scope of its duties which are brought to its attention;

               (xiii) Report at least quarterly to the Board as to its activities and findings and make such recommendations as it deems appropriate; and

               (xiv) Annually, following its review of the annual financial statements, review and reassess the adequacy of this Charter and recommend any changes it deems appropriate.

        5.     Accountability of Independent Auditor.

               The independent auditors are ultimately accountable to the Board of Directors and the Committee.

        6.     Authority of the Committee and the Board of Directors.

               The Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace, the independent auditors.

        7.     Concerning the Independence of the Independent Auditors.

               (a) The Committee shall require the independent auditors to submit to it on a periodic basis, but not less than annually, a formal written statement delineating all relationships between the independent auditors and the Company.

               (b) The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and shall recommend to the Board of Directors that it take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

               (c) Annually, prior to the commencement of the audit of the annual financial statements, the Committee shall receive from the independent auditors the written disclosures required by the Independence Standards Board Standard No. 1 and discuss with the independent auditors the independent auditors' independence.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and Proxy Statement dated March 1, 2002 and an Annual Report to Shareholders.

Dated:                 , 2002



------------------------------------        ------------------------------------
PRINT NAME OF SHAREHOLDER                   PRINT NAME OF SHAREHOLDER



------------------------------------        ------------------------------------
SIGNATURE                                   SIGNATURE

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE THOSE PERSONS NAMED IN THIS PROXY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2002 ANNUAL MEETING.
--------------------------------------------------------------------------------

                                 REVOCABLE PROXY

                                CAMINOSOFT CORP.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  April 8, 2002

--------------------------------------------------------------------------------


        The undersigned hereby appoints Walter Kornbluh and Stephen Crosson with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the principal executive offices of the Company, located at 600 Hampshire Road, Suite 105, Westlake Village, California, on Monday, April 8, 2002 at 3:00 p.m. P.S.T. as follows:

                                                         VOTE FOR                       WITHHELD
                                                         --------                       --------
1.      The election of directors of all nominees
        listed below (except as marked to the
        contrary below.)

        Robert Pearson                                      [ ]                            [ ]
        Walter Kornbluh                                     [ ]                            [ ]
        Norman Baker                                        [ ]                            [ ]
        Steven Spector                                      [ ]                            [ ]
        Robert Degan                                        [ ]                            [ ]


                                                         VOTE FOR         AGAINST        ABSTAIN
                                                         --------         -------        -------
2.      The ratification of the selection of BDO            [ ]             [ ]            [ ]
        Seidman, LLP as independent auditors for
        the fiscal year ending September 30, 2002

The Board of Directors recommends a vote "FOR" each of the listed propositions.